SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007

Strategic Hotels & Resorts, Inc.

(Exact Name of Registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Madison Street, Suite 1700, Chicago, Illinois 60606-3415

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 25, 2007, Strategic Hotels & Resorts, Inc. (the “Registrant”) and Strategic Hotel Funding, L.L.C. (the “Operating Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. (the “Underwriter”). Pursuant to the terms and conditions of the Underwriting Agreement, the Registrant agreed to sell to the Underwriter 425,000 shares (the “Offered Shares”) of its 8.50% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”) and grant the Underwriter an option to purchase up to an additional 63,750 shares of Series A Preferred Stock (the “Option Shares”) to cover any over-allotments. The Underwriter may exercise the option at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Underwriting Agreement. Pursuant to the Underwriting Agreement, the Underwriter has also agreed to reserve up to 42,500 of the Offered Shares for sale to the Registrant’s directors, officers, and employees pursuant to a directed share program. The Underwriting Agreement contains customary representations, warranties and agreements of the Registrant and the Operating Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Offered Shares and the Option Shares are a further issuance of, form a single series with, and have the same terms as, the Registrant’s outstanding shares of 8.50% Series A Cumulative Redeemable Preferred Stock. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On September 25, 2007, Venable LLP delivered its legality opinion with respect to the Offered Shares and the Option Shares. The legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

1.1	Underwriting Agreement, dated as of September 25, 2007, by and among the Registrant, the Operating Company and the Underwriter.

3.1	Articles Supplementary relating to the 8.50% Series A Cumulative Redeemable Preferred Stock (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 1-32223), filed with the Securities and Exchange Commission on March 18, 2005 and incorporated herein by reference).

4.1	Form of Certificate for the 8.50% Series A Cumulative Redeemable Preferred Stock (filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-3 (File No. 333-127464), filed with the Securities and Exchange Commission on August 12, 2005 and incorporated herein by reference).

5.1	Opinion of Venable LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula Maggio
Name:	Paula Maggio
Title:	Senior Vice President, Secretary and General Counsel

Date: September 26, 2007

Exhibit Index

1.1	Underwriting Agreement, dated as of September 25, 2007, by and among the Registrant, the Operating Company and the Underwriter.

3.1	Articles Supplementary relating to the 8.50% Series A Cumulative Redeemable Preferred Stock (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 1-32223), filed with the Securities and Exchange Commission on March 18, 2005 and incorporated herein by reference).

4.1	Form of Certificate for the 8.50% Series A Cumulative Redeemable Preferred Stock (filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-3 (File No. 333-127464), filed with the Securities and Exchange Commission on August 12, 2005 and incorporated herein by reference).

5.1	Opinion of Venable LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.